December 1, 2009

Prospectus

Legg Mason Manager Select

Large

Cap

Growth

Fund

Class : Ticker Symbol

I : LSLIX

Legg Mason Manager Select

Large

Cap

Value

Fund

Class : Ticker Symbol

I : LGRIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Class I
Management fees	0.75
Distribution and/or service (12b-1) fees	None
Other expenses[1]	4.18
Total annual fund operating expenses	4.93
Fees forgone and/or expenses reimbursed (subject to recapture)	(4.03)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)[2]	0.90

[1]	“Other expenses” are estimated for the current fiscal year; actual expenses may vary.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.90% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all dividends and other distributions without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years
Class I (with or without redemption at end of period)	92	722

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

2	Legg Mason Manager Select Funds:

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The fund generally follows a growth discipline in selecting securities.

The fund may invest up to 20% of its net assets in small- and mid- capitalization companies. The fund may also invest up to 20% of its net assets in securities of foreign companies. Further, the fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may hold no more than 25% of its net assets (taken at current market value) as required collateral for such sales at any one time. The fund may also invest in derivatives such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each subadviser and/or investment team uses a different investment strategy that the fund’s adviser believes is generally complementary to the investment strategies used by the fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and from the fund’s adviser and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Barrett Associates, Inc. in its Large Cap Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC in a “completion portfolio” that attempts to reduce overall fund tracking error versus the fund’s comparative index. Legg Mason Global Asset Allocation, LLC manages the “completion portfolio” with reference to the portions of the fund’s assets managed by the subadvisers, but acts independently of the subadvisers in managing the “completion portfolio.”

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. Stock markets are volatile and stock prices may decline generally. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration.

Growth investing risk. The growth approach to investing involves the risk that growth stocks may not realize their investment potential and that they may remain undervalued. Growth stocks as a group can be more volatile than value stocks. There are also risks that other investors will not see the growth potential of an individual issuer, and that the security will not realize its growth potential. Finally, following a particular investment style for the selection and sale of individual securities is subject to a risk that the market may not recognize the value of companies favored by this investment style for long periods of time.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large

Legg Mason Manager Select Funds	3

Certain risks cont’d

capitalization companies may fall out of favor with investors. Smaller companies may also have limited liquidity. In addition, certain securities owned by the fund may not have been selected using fundamental, company-specific security analysis and therefore carry additional risks.

Multi-manager risk. While LMGAA monitors each subadviser and monitors the overall management of the fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of the fund.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by an adviser or subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

ETF risk. Exchange-traded funds or ETFs are bought and sold based on market values and not at net asset value and, therefore, could trade at either a premium or discount to net asset value. The fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Convertible securities risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Short sales risk. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex, may not behave in the manner anticipated by the manager and are subject to counterparty risks. Certain derivative transactions may have a leveraging effect on the fund. Using derivatives can also disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in this Prospectus or in the statement of additional information (“SAI”).

Performance

The fund has not commenced operations as of the date of this Prospectus, and therefore it does not have a performance record to report. Accordingly, performance charts are not included.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: Barrett Associates, Inc. (“Barrett Associates”), ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc.

Portfolio managers:

LMGAA “Completion Portfolio”: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been portfolio managers of the fund since inception.

4	Legg Mason Manager Select Funds

Barrett Associates Large Cap Growth strategy: E. Wells Beck and Robert J. Milnamow have been portfolio managers of the fund since inception.

ClearBridge Aggressive Growth strategy: Richard Freeman and Evan Bauman have been portfolio managers of the fund since inception.

ClearBridge Large Cap Growth strategy: Scott Glasser and Peter Bourbeau have been portfolio managers of the fund since inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
Class I
General	N/A
Uniform Gifts or Transfers to Minor Accounts	N/A
IRAs	N/A
SIMPLE IRAs	N/A
Systematic Investment Plans	N/A
Clients of Eligible Financial Intermediaries	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None
Other Retirement Plans	N/A
Institutional Investors	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Manager Select Funds	5

Investment objective

Long-term growth of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
Class I
Management fees	0.75
Distribution and/or service (12b-1) fees	None
Other expenses[1]	4.18
Total annual fund operating expenses	4.93
Fees forgone and/or expenses reimbursed (subject to recapture)	(4.03)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)[2]	0.90

[1]	“Other expenses” are estimated for the current fiscal year; actual expenses may vary.
[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.90% for Class I shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all dividends and other distributions without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years
Class I (with or without redemption at end of period)	92	722

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance.

6	Legg Mason Manager Select Funds

Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its assets in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies). The fund generally follows a value discipline in selecting securities.

The fund may invest up to 20% of its net assets in small- and mid- capitalization companies. The fund may also invest up to 20% of its net assets in securities of foreign companies. Further, the fund may engage in short sales of securities and other instruments. Short sales may be used to hedge or substantially offset long positions held by the fund, but also may be unrelated to any long positions held by the fund. The fund may hold no more than 25% of its net assets (taken at current market value) as required collateral for such sales at any one time. The fund may also invest in derivatives such as futures and options, to attempt to enhance its return, or to hedge its investments, among other things.

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among multiple investment strategies (each managed by a different subadviser and/or investment team) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each subadviser and/or investment team uses a different investment strategy that the fund’s adviser believes is generally complementary to the investment strategies used by the fund’s other subadvisers and investment teams. Each subadviser acts independently from the other subadvisers and from the fund’s adviser and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by Brandywine Global Investment Management, LLC in its Dynamic Large Cap Value Equity strategy, approximately 30% of the fund’s assets will be managed by Brandywine Global Investment Management, LLC in its Fundamental Large Cap Value Equity strategy, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC in its Large Cap Value strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC in a “completion portfolio” that attempts to reduce overall fund tracking error versus the fund’s comparative index. Legg Mason Global Asset Allocation, LLC manages the “completion portfolio” with reference to the portions of the fund’s assets managed by the subadvisers, but acts independently of the subadvisers in managing the “completion portfolio.”

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. Stock markets are volatile and stock prices may decline generally. Stocks fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued or decline in price. Value stocks may underperform the overall equity market for a long period of time, for example, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors. Smaller companies may also have limited

Legg Mason Manager Select Funds	7

Certain risks cont’d

liquidity. In addition, certain securities owned by the fund may not have been selected using fundamental, company-specific security analysis and therefore carry additional risks.

Multi-manager risk. While LMGAA monitors each subadviser and monitors the overall management of the fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of the fund.

Portfolio selection risk. The value of your investment may decrease if the portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by an adviser or subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

ETF risk. Exchange-traded funds or ETFs are bought and sold based on market values and not at net asset value and, therefore, could trade at either a premium or discount to net asset value. The fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF it invests in, including advisory fees, and will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Convertible securities risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Short sales risk. The fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex, may not behave in the manner anticipated by the manager and are subject to counterparty risks. Certain derivative transactions may have a leveraging effect on the fund. Using derivatives can also disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail in this Prospectus or in the SAI.

Performance

The fund has not commenced operations as of the date of this Prospectus, and therefore it does not have a performance record to report. Accordingly, performance charts are not included.

Management

Manager: Legg Mason Partners Fund Advisor, LLC

Adviser: Legg Mason Global Asset Allocation, LLC (“LMGAA”)

Subadvisers: Brandywine Global Investment Management, LLC (“Brandywine Global”), ClearBridge Advisors, LLC (“ClearBridge”), Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc.

Portfolio managers:

LMGAA “Completion Portfolio”: Steven D. Bleiberg, Y. Wayne Lin and Andrew D. Purdy have been portfolio managers of the fund since inception.

8	Legg Mason Manager Select Funds

Brandywine Global Investment Management Dynamic Large Cap Value Equity strategy: Henry F. Otto, Steven M. Tonkovich and Michael J. Fleisher have been portfolio managers of the fund since inception.

Brandywine Global Investment Management Fundamental Large Cap Value Equity strategy: Paul R. Lesutis, CFA, Earl J. Gaskins, Patrick S. Kaser, CFA, and James J. Clarke have been portfolio managers of the fund since inception.

ClearBridge Large Cap Value strategy: Dmitry Khaykin and Robert Feitler, Jr. have been portfolio managers of the fund since inception.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
Class I
General	N/A
Uniform Gifts or Transfers to Minor Accounts	N/A
IRAs	N/A
SIMPLE IRAs	N/A
Systematic Investment Plans	N/A
Clients of Eligible Financial Intermediaries	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None
Other Retirement Plans	N/A
Institutional Investors	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Manager Select Funds	9

More on Legg Mason Manager Select Large Cap Growth Fund’s investment strategies and investments

Legg Mason Manager Select Large Cap Growth Fund’s (“Large Cap Growth”) investment objective is long-term growth of capital. The fund’s investment objective may be changed without shareholder approval.

Large capitalization companies

Large-capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of May 31, 2009, the largest market capitalization of a company in the Index was approximately $338.4 billion and the smallest market capitalization of a company in the Index was approximately $829 million. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large-capitalization companies for purposes of the fund’s 80% investment policy.

Equity securities

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, securities of other investment companies, including ETFs, depositary receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk.

Multi-manager approach

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among three investment strategies (managed by two different subadvisers) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each portion of the fund’s assets is managed using a different but complementary investment strategy. Each subadviser, but not the adviser, acts independently from the others and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by ClearBridge Advisors, LLC (“ClearBridge”) in its Aggressive Growth strategy, approximately 30% of the fund’s assets will be managed by ClearBridge in its Large Cap Growth strategy, approximately 30% of the fund’s assets will be managed by Barrett Associates, Inc. (“Barrett Associates”) in its Large Cap Growth strategy and the remainder of the fund’s assets will be managed by Legg Mason Global Asset Allocation, LLC (“LMGAA”) in a “completion portfolio.”

Actual allocations among the subadvisers may deviate from the amounts shown by up to 5% of the fund’s net assets. Each of the above percentages is an asset allocation target established by LMGAA to achieve the fund’s investment objective and may be changed without shareholder approval. Each portion of the fund also may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. LMGAA rebalances each portion of the fund as it deems appropriate even if performance differences among the subadvisers result in one subadviser’s portion being significantly in excess of the original allocation.

LMGAA may also allocate a portion of the fund’s assets to the following subadvisers, either in place of or in addition to the subadvisers named above: Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc.

ClearBridge Aggressive Growth strategy. In managing this portion of the fund’s assets, ClearBridge will invest primarily in common stocks of companies the portfolio managers believe are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies that comprise the S&P 500 Index. The portfolio may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the portfolio’s assets may be invested in the securities of such companies. The portfolio managers emphasize individual security selection while diversifying their portion of the fund’s investments across industries, which may help to reduce risk. The portfolio managers focus primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains

10	Legg Mason Manager Select Funds

beginning in the two to three years after the fund acquires their stocks. When evaluating an individual stock, the portfolio managers consider whether the company may benefit from: new technologies, products or services, new cost reducing measures, changes in management or favorable changes in government regulations.

ClearBridge Large Cap Growth strategy. In managing this portion of the fund’s assets, ClearBridge emphasizes individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers attempt to identify established large-capitalization companies with the highest growth potential. The portfolio managers then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, the portfolio managers attempt to identify the best values available among the growth companies identified. In selecting individual companies for investment, the portfolio managers look for: favorable earnings prospects, technological innovation, industry dominance, competitive products and services, global scope, long-term operating history, consistent and sustainable long-term growth in dividends and earnings per share, strong cash flow, high return on equity, strong financial condition, and experienced and effective management.

Barrett Associates Large Cap Growth strategy. In managing this portion of the fund’s assets, Barrett Associates believes that the best way to achieve premium returns from stocks is to identify fundamentally strong, shareholder-oriented companies with superior, sustainable sales and earnings growth. Barrett Associates focuses on U.S. companies in the higher-growth industries that are experiencing superior sales and earnings increases. Barrett Associates may also invest in companies that operate globally, provided that their shares are traded on U.S. stock exchanges. Barrett Associates will diversify investments across a number of growing industries in an effort to provide the fund with superior overall growth characteristics as well as to control risk. Barrett Associates’ research team focuses on industries that they believe have the prospect for growing at a rate greater than that of the overall economy. Their analysts find investment candidates by attending industry conferences, reading industry publications, screening databases and attending company-sponsored analyst meetings. This research is supplemented by in-house investigations with the research and analysts of major investment firms, and by meeting with company managements to formulate and confirm the analyst’s opinions. Barrett Associates’ research team looks for companies with strong market position, high returns on capital and free cash flow generation. Barrett Associates seeks to purchase shares at an appropriate valuation based on estimates of fair value.

Legg Mason Global Asset Allocation “completion portfolio”. LMGAA will manage its portion of the fund’s assets in a “completion portfolio” that, to the extent deemed appropriate by LMGAA, attempts to reduce the overall fund’s tracking error versus its comparative index, the Russell 1000® Growth Index. LMGAA will use proprietary and/or licensed risk models and optimization software to construct the “completion portfolio.” The process will begin with an overall assessment and analysis of the active risks of the combined subadvised portfolios. Active risk refers to differences in a portfolio’s composition relative to that of the portfolio’s comparative index due to the investment decisions of the portfolio managers. The risk modeling process will break the combined portfolio’s active risk down into its various sources — some coming from exposure to broad market factors like size or volatility, some coming from industry or sector exposures, and some coming from the idiosyncratic risk that each individual stock contains (i.e., risk that is independent of the stock’s exposure to these other risk factors). Because each subadviser constructs its portion of the fund independently, LMGAA will then invest the “completion portfolio’s” assets in a manner designed to reduce the fund’s active risks that LMGAA believes have unattractive risk/reward profiles. In constructing the “completion portfolio” and selecting portfolio investments, LMGAA will rely principally on its risk models and optimization software to analyze the attractiveness of risk/reward profiles and to provide information concerning the positions that the “completion portfolio” could hold to reach appropriate active risk positions for the entire fund portfolio. LMGAA generally will not engage in fundamental, company-specific security analysis with respect to securities purchased and sold in the “completion portfolio.” The “completion portfolio” will be drawn from the universe of stocks that make up the Russell 1000® Index, as well as from the universe of ETFs, which may enable the fund’s portfolio to achieve desired levels of sector exposure more directly. LMGAA may also utilize equity swaps and index futures to achieve desired levels of

Legg Mason Manager Select Funds	11

More on Legg Mason Manager Select Large Cap Growth Fund’s investment strategies and investments cont’d market or sector exposures. In addition, LMGAA may sell securities short in the “completion portfolio” to achieve desired levels of sector exposures. However, LMGAA will not engage in short sales of securities held in one of the subadvised portfolios.

Defensive investing and cash management

For temporary defensive purposes, the fund may invest up to 100% of its assets in investment grade short-term debt instruments, including government, corporate and money-market securities, repurchase agreements or cash. In addition, the fund may hold cash reserves, repurchase agreements and money market instruments, when necessary, for cash management purposes.

*    *    *    *    *

The fund’s investment objective and investment policies are non-fundamental and may be changed by Legg Mason Global Asset Management Trust’s Board of Trustees (“Board”) without shareholder approval.

For purposes of the fund’s 80% policy relating to investments in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies), the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund may not change this policy without providing shareholders at least 60 days’ prior written notice.

12	Legg Mason Manager Select Funds

More on Legg Mason Manager Select Large Cap Value Fund’s investment strategies and investments

Legg Mason Manager Select Large Cap Value Fund’s (“Large Cap Value”) investment objective is long-term growth of capital. The fund’s investment objective may be changed without shareholder approval.

Large capitalization companies

Large-capitalization companies are those companies with market capitalizations similar to companies in the Russell 1000® Index (the “Index”). The size of the companies in the Index changes with market conditions and the composition of the Index. As of May 31, 2009, the largest market capitalization of a company in the Index was approximately $338.4 billion and the smallest market capitalization of a company in the Index was approximately $829 million. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large-capitalization companies for purposes of the fund’s 80% investment policy.

Equity securities

Equity securities include common stock, preferred stock, securities convertible into or exchangeable for common stock, securities of other investment companies, including ETFs, depositary receipts, rights and warrants to acquire such securities and substantially similar forms of equity with comparable risk.

Multi-manager approach

The fund utilizes a “multi-manager” approach whereby the fund’s assets are normally allocated among three investment strategies (managed by two different subadvisers) and the Legg Mason Global Asset Allocation “completion portfolio” (managed by the fund’s adviser). Each portion of the fund’s assets is managed using a different but complementary investment strategy. Each subadviser, but not the adviser, acts independently from the others and uses its own methodology for selecting investments. Under normal market conditions, approximately 30% of the fund’s assets will be managed by Brandywine Global Investment Management, LLC (“Brandywine Global”) in its Dynamic Large Cap Value Equity strategy, approximately 30% of the fund’s assets will be managed by Brandywine Global in its Fundamental Large Cap Value Equity strategy, approximately 30% of the fund’s assets will be managed by ClearBridge in its Large Cap Value strategy and the remainder of the fund’s assets will be managed by LMGAA in a “completion portfolio.”

Actual allocations among the subadvisers may deviate from the amounts shown by up to 5% of the fund’s net assets. Each of the above percentages is an asset allocation target established by LMGAA to achieve the fund’s investment objective and may be changed without shareholder approval. Each portion of the fund also may deviate temporarily from its asset allocation target for defensive purposes or as a result of appreciation or depreciation of its holdings. LMGAA rebalances each portion of the fund as it deems appropriate even if performance differences among the subadvisers result in one subadviser’s portion being significantly in excess of the original allocation.

LMGAA may also allocate a portion of the fund’s assets to the following subadvisers, either in place of or in addition to the subadvisers named above: Batterymarch Financial Management, Inc. and Legg Mason Capital Management, Inc.

Brandywine Global Investment Management Dynamic Large Cap Value Equity strategy. In managing this portion of the fund’s assets, Brandywine Global’s primary goal is to produce excess returns by applying a purely quantitative dynamically shifting multifactor model that invests in large cap stocks with attractive valuations and quantitative rankings. To generate a portfolio benchmarked against the Russell 1000® Value Index, Brandywine Global will establish the capitalization universe by starting with the top 1000 U.S. domestic companies as ranked by market capitalization. Brandywine Global then applies a multi-factor scoring model that seeks to capitalize on three core inputs central to sustainable performance: Value, Quality and Sentiment. Brandywine Global measures Value by comparing price with some relatively stable measure of economic worth such as earnings, cash flow, book value, dividends or variants of these income statement and balance sheet items. Sentiment counterbalances the risk of value traps by seeking to identify

Legg Mason Manager Select Funds	13

More on Legg Mason Manager Select Large Cap Value Fund’s investment strategies and investments cont’d the timing of when to enter or exit a value investment. Brandywine Global uses factors such as price momentum or change in share base to quantify Sentiment. Quality is the modifying factor that helps to determine whether an opportunity which appears attractive on value and sentiment measures has the staying power to recover and produce positive investment returns. Those companies with the most attractive quantitative rankings across all three disciplines will be selected for the portfolio. Brandywine Global will typically sell a stock when its multifactor score reaches our sell target; market capitalization falls below our minimum definition; or price-to-earnings ratio or price-to-book value becomes negative.

Brandywine Global Investment Management Fundamental Large Cap Value Equity strategy. In managing this portion of the fund’s assets, Brandywine Global seeks to design a portfolio that is well-diversified, focused on industry leaders and other large companies with solid operations and inexpensive valuations relative to the market. To generate a portfolio benchmarked against the Russell 1000® Value Index, Brandywine Global will first employ various top-level quantitative screens. Through subsequent fundamental analysis, Brandywine Global seeks to understand the reasons a stock is cheap or out of favor and to identify those companies that are truly undervalued and most likely to return to normal valuation levels and profitability. Conclusions are based on a company’s financial condition, competitive position in its industry and quality of management. In addition, Brandywine Global will focus on long-term macroeconomic conditions and industry trends in an effort to identify and measure certain risks associated with a company’s business. These factors help Brandywine Global identify those companies that it believes have the best potential and necessary catalysts to achieve higher levels of profitability and valuation. Stocks will be sold for three main reasons—valuation, fundamental deterioration and stock-against-stock competition. A stock is typically reviewed for sale as it approaches Brandywine Global’s estimate of its normalized valuation and no longer offers compelling upside potential. Valuation, both on an absolute and relative basis and in light of the potential for continued earnings growth and operating improvements, is the primary factor in sell decisions. Another situation that would lead Brandywine Global to sell is when the fundamentals have deteriorated to the point that it believes the prospect for upward re-valuation is impaired or the anticipated catalysts, which resulted in the initial purchase, fail to materialize within a reasonable timeframe. Furthermore, a stock may be sold when a more compelling opportunity arises, leaving a current holding to be sold as a source of funds.

ClearBridge Large Cap Value strategy. In managing this portion of the fund’s assets, ClearBridge will invest primarily in established large-capitalization companies, seeking to identify those companies with strong franchises and favorable valuations potentially capable of producing superior returns across a range of potential scenarios. The portfolio managers employ bottom up fundamental analysis. In particular, they look for stocks that they believe are temporarily mispriced for reasons that may include negative investor sentiment, misunderstood fundamentals, or operational challenges that the management team believes are surmountable. The portfolio managers continuously attempt to balance franchise value with price, focusing on new products or services, expanding demand, strong management teams, an improving industry environment or weakness in competitors.

Legg Mason Global Asset Allocation “completion portfolio”. LMGAA will manage its portion of the fund’s assets in a “completion portfolio” that, to the extent deemed appropriate by LMGAA, attempts to reduce the overall fund’s tracking error versus its comparative index, the Russell 1000® Value Index. LMGAA will use proprietary and/or licensed risk models and optimization software to construct the “completion portfolio.” The process will begin with an overall assessment and analysis of the active risks of the combined subadvised portfolios. Active risk refers to differences in a portfolio’s composition relative to that of the portfolio’s comparative index due to the investment decisions of the portfolio managers. The risk modeling process will break the combined portfolio’s active risk down into its various sources — some coming from exposure to broad market factors like size or volatility, some coming from industry or sector exposures, and some coming from the idiosyncratic risk that each individual stock contains (i.e., risk that is independent of the stock’s exposure to these other risk factors). Because each subadviser constructs its portion of the fund independently, LMGAA will then invest the “completion portfolio’s” assets in a manner designed to reduce the fund’s active risks that LMGAA believes have unattractive risk/reward profiles. In constructing the “completion portfolio” and selecting portfolio investments, LMGAA will rely principally on

14	Legg Mason Manager Select Funds

its risk models and optimization software to analyze the attractiveness of risk/reward profiles and to provide information concerning the positions that the “completion portfolio” could hold to reach appropriate active risk positions for the entire fund portfolio. LMGAA generally will not engage in fundamental, company-specific security analysis with respect to securities purchased and sold in the “completion portfolio.” The “completion portfolio” will be drawn from the universe of stocks that make up the Russell 1000® Index, as well as from the universe of ETFs, which may enable the fund’s portfolio to achieve desired levels of sector exposure more directly. LMGAA may also utilize equity swaps and index futures to achieve desired levels of market or sector exposures. In addition, LMGAA may sell securities short in the “completion portfolio” to achieve desired levels of sector exposures. However, LMGAA will not engage in short sales of securities held in one of the subadvised portfolios.

Defensive investing and cash management

For temporary defensive purposes, the fund may invest up to 100% of its assets in investment grade short-term debt instruments, including government, corporate and money-market securities, repurchase agreements or cash. In addition, the fund may hold cash reserves, repurchase agreements and money market instruments, when necessary, for cash management purposes.

*    *    *    *    *

The fund’s investment objective and investment policies are non-fundamental and may be changed by Legg Mason Global Asset Management Trust’s Board of Trustees (“Board”) without shareholder approval.

For purposes of the fund’s 80% policy relating to investments in equity securities of large-capitalization companies (or other financial instruments that derive their value from the equity securities of such companies), the term “assets” means net assets plus the amount of any borrowings for investment purposes. The fund may not change this policy without providing shareholders at least 60 days’ prior written notice.

Legg Mason Manager Select Funds	15

More on the funds’ risks

Equity securities risk. The market price of securities owned by a fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The value of a particular stock may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, inflation, lack of liquidity in the markets, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The prices of equity securities generally fluctuate more than those of fixed income securities.

Recent market events risk. The equity and debt capital markets in the United States and internationally have recently experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the funds. This environment could make identifying investment risks and opportunities using past models of the interplay of market forces especially difficult for the portfolio managers. These market conditions may continue or get worse and it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued or decline in price. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although Large Cap Value will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Growth investing risk. The growth approach to investing involves the risk that growth stocks may not realize their investment potential and that they may remain undervalued. Growth stocks as a group can be more volatile than value stocks. There are also risks that other investors will not see the growth potential of an individual issuer and that the security will not realize its growth potential. Finally, following a particular investment style for the selection and sale of individual securities is subject to a risk that the market may not recognize the value of companies favored by this investment style for long periods of time.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

A fund may invest in securities that may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

In addition, LMGAA generally does not engage in fundamental, company-specific security analysis with respect to securities purchased and sold in each fund’s “completion portfolio.” These securities may involve greater risk of loss than securities as to which an adviser had performed such analysis.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors. Some large capitalization companies may lack the agility to adjust quickly to a changing competitive landscape.

Small and medium capitalization company risk. A fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. Smaller companies are often involved in actual or anticipated reorganizations or restructurings, which involve risks, including difficulty in obtaining information as to the financial conditions of such companies. The prices of

16	Legg Mason Manager Select Funds

securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies, especially in the short term, and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be difficult to value, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.

Multi-manager risk. While LMGAA monitors each subadviser and monitors the overall management of each fund, each subadviser makes investment decisions independently from the others. It is possible that the subadvisers’ investment styles will not always be complementary, which could adversely affect the performance of a fund.

Portfolio selection risk. The portfolio managers’ judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region or about market movements may prove to be incorrect.

In addition, the investment models used by an adviser or subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the models.

Foreign investments risk. A fund’s investments in securities of foreign issuers (including those denominated in U.S. dollars, foreign currencies and securities issued by U.S. entities with substantial foreign operations) involve greater risk than investments in securities of U.S. issuers. Foreign countries where issuers operate or are domiciled, or where the securities are traded, may have markets that are less liquid and more volatile than U.S. markets, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. Values may also be affected by foreign tax laws and restrictions on receiving the investment proceeds from a foreign country. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting, auditing, financial reporting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

ETF risk. The funds may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Investing in an ETF will give a fund exposure to the securities that the ETF holds in its portfolio. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. The trading price of an ETF tends to closely track the actual net asset value of the ETF, and a fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. A fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, each fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that each fund bears directly in connection with its own operations.

Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same of a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures is redeemed, converted or exchanged. Before conversion or

Legg Mason Manager Select Funds	17

More on the funds’ risks cont’d

exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt.

The value of a convertible security is a function of its (1) yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Short sales risk. A short sale involves the sale by a fund of a security or other asset that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same asset at a later date at a lower price. A fund may suffer significant losses if assets that the fund sells short appreciate rather than depreciate in value. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a fund may be required to pay in connection with the short sale. While the possible loss on a security that is purchased is limited to the price paid for a security, there is no limit on the amount of loss on a security that is sold short. Such transactions create leverage (see “Leveraging”).

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to a fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the manager. Certain derivative transactions may have a leveraging effect on the funds. Even a small investment in derivative contracts can have a significant impact on a fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, a fund will depend on the investment adviser’s ability to analyze and manage derivative transactions. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a fund’s share price to fluctuate within a short time period. Holdings of derivatives also can make a fund less liquid and harder to value, especially in declining markets. Many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. A fund’s use of derivatives may also increase the amount it is required to distribute to shareholders to maintain its status as a registered investment company, and thus the amount of taxes payable by shareholders.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Swap agreements will tend to shift a fund’s investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

Leveraging. Leverage is the ability to earn a return on a capital base that is larger than a fund’s net assets. Use of leverage can magnify the effects of changes in the value of a fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. For example, if a fund borrows money to buy securities and the prices of those securities decrease, or if the cost of borrowing exceeds any increases in the prices of those securities, the net asset value of the fund’s shares will decrease faster than if the fund had not used leverage. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. A fund will also incur interest expense on any money borrowed. Certain other investment techniques that a fund may utilize may also create leverage. For example, a fund may experience the effects of leveraging when selling securities short or

18	Legg Mason Manager Select Funds

entering into reverse repurchase agreements, futures, forward contracts or other derivatives, and other instruments.

Cash management and defensive investing risk. The value of the investments held by a fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of a fund’s assets are used for cash management or defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Risk of increase in expenses. Your actual costs of investing in the funds may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Legg Mason Manager Select Funds	19

Distribution plan and other compensation to dealers

Distributor of a fund’s shares:

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, distributes the funds’ shares.

Other compensation to dealers:

LMIS, the adviser and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include LMIS and affiliates of the adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, adviser, subadvisers, LMIS and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

Salespersons and others entitled to receive compensation for selling or servicing fund shares may receive more with respect to one class than another.

20	Legg Mason Manager Select Funds

More on management

Manager and adviser:

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2009, LMPFA’s total assets under management were approximately $182.2 billion. Each fund will pay LMPFA a fee for investment management services at an annual rate of 0.75% on average daily net assets up to the first $1 billion; 0.725% on average daily net assets between $1 billion and $2 billion; 0.70% on average daily net assets between $2 billion and $5 billion; 0.675% on average daily net assets between $5 billion and $10 billion; and 0.65% of average daily net assets exceeding $10 billion.

LMPFA has retained Legg Mason Global Asset Allocation, LLC (“LMGAA” or the “adviser”), 620 Eighth Avenue, New York, New York 10018, to provide the day-to-day portfolio management of the funds. As of September 30, 2009, LMGAA’s total assets under management were approximately $4.9 billion. LMGAA serves as the “manager of managers” for the funds and, subject to oversight by LMPFA, has responsibility for monitoring and coordinating the overall management of the funds, including rebalancing each fund’s target asset allocations among subadvisers, monitoring the subadvisers for the funds and ensuring that asset allocations are consistent with the guidelines that have been approved by the Board. LMGAA also provides portfolio management for the “completion portfolio” of each fund.

LMGAA, subject to oversight by LMPFA, plays an active role in monitoring and evaluating each subadviser’s performance and monitors each subadviser’s compliance with applicable investment policies, guidelines and restrictions, in order to ensure that the fund’s investment objective, policies and restrictions are complied with. As to assets allocated by LMGAA to any subadviser, such subadviser is responsible for monitoring and ensuring its compliance with applicable policies, guidelines and restrictions, as may be imposed by LMGAA from time to time.

Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the Legg Mason team of investment managers. Short-term investment performance, by itself, is not a significant factor in allocating assets to a subadviser.

Subadvisers:

Each fund’s investments, other than those selected by LMGAA in the “completion portfolio,” are selected by one or more of the following subadvisers, which act independently of one another.

Barrett Associates, Inc. (“Barrett Associates”), 90 Park Avenue, 34th Floor, New York, New York 10016, serves as a subadviser to Large Cap Growth. As of September 30, 2009, Barrett Associates manages approximately $1.3 billion of client assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”), 2929 Arch Street, Philadelphia, Pennsylvania 19104, serves as a subadviser to Large Cap Value. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. Aggregate assets under management of Brandywine Global were approximately $29.2 billion as of September 30, 2009.

ClearBridge Advisors, LLC (“ClearBridge”), 620 Eighth Avenue, New York, New York 10018, serves as a subadviser to each fund. ClearBridge is an investment adviser that was formed to succeed to the equity securities portfolio management business of Citigroup Asset Management (“CAM”), which was acquired by Legg Mason, Inc. in December 2005. As of September 30, 2009, ClearBridge’s total assets under management were approximately $52.4 billion.

Batterymarch Financial Management, Inc. (“Batterymarch”), John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116, serves as subadviser to each fund. Batterymarch, founded in 1969, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $20.4 billion as of September 30, 2009.

Legg Mason Manager Select Funds	21

More on management cont’d

Legg Mason Capital Management, Inc. (“LMCM”), 100 International Drive, Baltimore, Maryland 21202, serves as a subadviser to each fund. As of September 30, 2009, LMCM had aggregate assets under management of approximately $16.8 billion.

A discussion regarding the basis for the Board’s approval of the funds’ management agreement, investment advisory agreement and sub advisory agreements will be available in the funds’ next semi-annual or annual report to shareholders.

LMPFA, LMGAA, Barrett Associates, Batterymarch, Brandywine Global, ClearBridge, LMCM and LMIS are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

Portfolio management:

The following describes each fund’s portfolio managers and each portfolio manager’s business experience. The funds’ SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund they advise.

The following portfolio managers are employed by LMGAA to monitor and coordinate management of each fund and provide day-to-day management of the “completion portfolio” of each fund:

Steven D. Bleiberg serves as President and Chief Investment Officer for LMGAA. From 2003 to 2005, he served as a Managing Director and Head of Global Investment Strategy for CAM. Prior to joining CAM, he was a Managing Director and Chairman of the Global Equity Strategy Group at Credit Suisse Asset Management. Previously, Mr. Bleiberg was a Portfolio Manager at Matrix Capital Management, where he managed the firm’s active equity assets. He began his career in 1984 at BEA Associates, where he was a Research Associate in the U.S. equity department.

Y. Wayne Lin serves as Chief Administrative Officer and Investment Strategy Analyst for LMGAA. From 2002 to 2005, Mr. Lin served as an Analyst at CAM. Prior to joining CAM in 2002, Mr. Lin held the following professional positions: Internal Management Consultant at TIAA-CREF; Associate Director at Barra Strategic Consulting Group; and Associate at Booz Allen and Hamilton.

Andrew D. Purdy serves as a Portfolio Manager for LMGAA. From 1998 to 2005, Mr. Purdy held the same title in Global Investment Strategy at CAM. Prior to joining CAM, he was a Senior Manager of Data Administration at Bridge Information Systems.

Large Cap Growth

The following portfolio managers provide day-to-day management of the assets of Large Cap Growth that are managed by Barrett Associates’ Large Cap Growth Portfolio Management Team:

E. Wells Beck, CFA, has served as a Managing Director of Barrett Associates and has been a member of The Barrett Group since 2006. Mr. Beck was previously an analyst and portfolio manager at Haven Capital Management in New York (2001-2006). He has also been a sell-side analyst in the research department of Prudential Securities covering a number of areas including Financial Services (2000-2001). He has also had investment experience from positions he held at HSBC Investment Banking PLC and Oppenheimer Capital International.

Robert J. Milnamow has served as Chief Investment Officer, a Managing Director and a Portfolio Manager of Barrett Associates since 2003. Mr. Milnamow was a research analyst and portfolio manager for Phoenix Securities Group, Oppenheimer Funds and, most recently, for Rockefeller & Co. While at Phoenix, Mr. Milnamow managed the Phoenix Total Return Fund and the Phoenix Variable Annuity Total Return Fund. At Oppenheimer, he managed the Main Street Income and Growth Fund. Mr. Milnamow was responsible for managing individual high net worth, foundation and endowment accounts at Rockefeller & Co.

22	Legg Mason Manager Select Funds

The following portfolio managers provide day-to-day management of the assets of Large Cap Growth that are managed by ClearBridge’s Aggressive Growth Portfolio Management Team:

Richard Freeman serves as a Managing Director and Senior Portfolio Manager for ClearBridge. Mr. Freeman co-manages the aggressive growth, multi cap growth and all cap growth strategies. Mr. Freeman has 33 years of investment industry experience. In 1983 Mr. Freeman joined a predecessor organization as co-manager of an aggressive growth mutual fund. His prior positions include Vice President for trusts and investments at Chemical Bank and Vice President of research at Drexel Burnham Lambert.

Evan Bauman serves as a Managing Director and a Portfolio Manager for ClearBridge. Mr. Bauman co-manages the aggressive growth, multi cap growth, all cap growth and diversified large capitalization growth strategies. He has 13 years of investment industry experience, all with the firm and its predecessors.

The following portfolio managers provide day-to-day management of the assets of Large Cap Growth that are managed by ClearBridge’s Large Cap Growth Portfolio Management Team:

Scott Glasser serves as a Senior Portfolio Manager and a Managing Director of ClearBridge. He joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Glasser was a Managing Director of Citigroup Global Markets, Inc. (“CGM”) and served as a Portfolio Manager at Smith Barney Asset Management. He joined CGM’s predecessor in 1993.

Peter Bourbeau serves as a Managing Director and Portfolio Manager for ClearBridge. Mr. Bourbeau co-manages the large cap growth, all cap growth and diversified large cap growth strategy products. Mr. Bourbeau joined a predecessor organization in 1991 and has 18 years of investment industry experience. During his career, Mr. Bourbeau has worked in trading, fund management, research and investment marketing.

Large Cap Value

The following portfolio managers provide day-to-day management of the assets of Large Cap Value that are managed by the Brandywine Global Investment Management Dynamic Large Cap Value Equity Portfolio Management Team:

Henry F. Otto serves as a Managing Director and Portfolio Manager for Brandywine Global. Mr. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Henry is a member of the Brandywine Global’s Executive Board.

Steven M. Tonkovich serves as a Managing Director and Portfolio Manager for Brandywine Global. Mr. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a Research Analyst in the Finance Department (1987-1989); Booz Allen Hamilton, Inc. as a Research Assistant (summer of 1988), and the Moore School of Electrical Engineering of the University of Pennsylvania as a Research Assistant (1986-1987). He is a member of Brandywine Global’s Executive Board.

Michael J. Fleisher serves as a Portfolio Manager for Brandywine Global. Mr. Fleisher is a portfolio manager on the Diversified Value Equity team with lead oversight of the Dynamic Large Cap Value Equity strategy and shared oversight of the Diversified Large Cap Value Extended Equity—130/30 strategy. In addition, Mr. Fleisher oversees the quantitative development and analysis function for Brandywine Global’s Diversified Value Equity strategies and contributes to the firm’s ongoing research into value investing. Before joining the firm in 1997, Mr. Fleisher was a Senior Fund Accountant for Merrill Lynch (1995-1997), and a Mutual Fund Analyst for SEI Corporation (1993-1995).

Legg Mason Manager Select Funds	23

More on management cont’d

The following portfolio managers provide day-to-day management of the assets of Large Cap Value that are managed by the Brandywine Global Investment Management Fundamental Large Cap Value Equity Portfolio Management Team:

Paul R. Lesutis, CFA, serves as a Managing Director and Portfolio Manager for Brandywine Global. Mr. Lesutis serves as co-lead portfolio manager of the firm’s Fundamental Large Cap Value Equity strategy. In addition, he is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Mr. Lesutis joined the firm in 1991 and has 30+ years of industry experience. Previously, he served as Executive Vice President, Chief Investment Officer and Portfolio Manager with Provident Capital Management Inc. (1984-1991); Director Of Equity Research and Portfolio Manager with First Pennsylvania Bank (1971-1984), and a Securities Analyst with E.I. du Pont de Nemours (1966-1971). Mr. Lesutis is a member of Brandywine Global’s Executive Board.

Earl J. Gaskins serves as a Managing Director and Portfolio Manager for Brandywine Global. Mr. Gaskins serves as co-lead portfolio manager for the firm’s Fundamental Large Cap Value Equity strategy and is lead portfolio manager for the firm’s Socially Responsible Large Cap Value Equity strategy. In addition, he is responsible for research coverage of the chemicals and energy sectors, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Mr. Gaskins joined the firm in 1996, bringing with him 18 years of industry experience. Previously he was Vice President, Portfolio Manager and Director Of Research with Provident Capital Management Inc. (1985-1996); Director of the Office of Community Development of the City of Philadelphia (1980-1985), and a Securities Analyst with Provident National Bank (1973-1980).

Patrick S. Kaser, CFA, serves as a Portfolio Manager for Brandywine Global on the Large Cap Value Equity team. Mr. Kaser serves as a portfolio manager for the firm’s Fundamental Large Cap Value Equity strategy and is lead portfolio manager for the firm’s Equity Income and Socially Responsible Large Cap Core Equity strategies. Mr. Kaser is also responsible for research coverage of the financial and healthcare sectors. Mr. Kaser joined the firm in 1998 as a senior marketing associate (1998-2000). Previously he was an account executive at Dean Witter (1996-1997).

James J. Clarke serves as a Portfolio Manager and Senior Research Analyst for Brandywine Global. Mr. Clarke serves as a portfolio manager for the firm’s Fundamental Large Cap Value Equity strategy and is responsible for general research coverage, contributing insights and stock recommendations to all of the firm’s Large Cap Value Equity strategies. Mr. Clarke rejoined Brandywine Global in December 2008 after three years serving as a founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds. Mr. Clarke had previously served as an equity analyst and portfolio manager for Brandywine Global’s mid and small cap value equity portfolios (1997-2005). Prior to his initial term of employment with Brandywine Global, Mr. Clarke served as a financial analyst at Morgan Stanley in New York and Tokyo (1991-1995).

The following portfolio managers provide day-to-day management of the assets of Large Cap Value that are managed by ClearBridge Large Cap Value Portfolio Management Team:

Dmitry Khaykin serves as a Managing Director and Portfolio Manager for ClearBridge. Mr. Khaykin co-manages ClearBridge’s large cap value and investors value strategy products. He joined a predecessor organization in 2003, and has 13 years of investment industry experience. Prior to joining the organization, Mr. Khaykin was a Research Analyst at Gabelli & Co, where he concentrated on the telecommunications sector. He began his career at Morgan Stanley & Co. as an Associate in the Risk Management Division.

Robert Feitler, Jr. serves as a Managing Director and Portfolio Manager for ClearBridge. Mr. Feitler co-manages ClearBridge’s large cap value and investors value strategy products. He joined a predecessor organization in 1995 and has 15 years of investment industry experience. Prior to joining the organization, Robert was a financial analyst in the footwear industry. He began his career at Marine Bank as a commercial credit analyst.

24	Legg Mason Manager Select Funds

Expense limitation:

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses in the “Annual fund operating expenses” tables are not expected to exceed 0.90% for Class I shares. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit or any other limit then in effect.

Legg Mason Manager Select Funds	25

Shareholder eligibility

Each fund uses a multiple class structure and, therefore, may offer other classes in the future. Each share class of a fund represents an investment in the same portfolio of securities as the other classes of that fund, but is subject to different expenses, different distribution and shareholder servicing arrangements and different eligibility requirements for investing.

The funds generally will accept an application to establish a new account only if the beneficial owner has a U.S. address or, subject to the requirements of local law, is a U.S. citizen with a foreign address.

Summarized below are the eligibility requirements for Class I.

You can buy shares through banks, brokers, dealers, insurance companies, investment advisers, financial consultants, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the funds (“Financial Adviser”). You can also buy shares directly from the funds.

The funds reserve the right to revise the minimum initial investment and other eligibility requirements at any time. In addition, the funds may waive the minimum initial investment requirements in their sole discretion.

Retirement plans

Retirement Plans with omnibus accounts held on the books of the funds can generally invest in Class I shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, Section 529 college savings plans, SEPs, SARSEPs, SIMPLE IRAs, or similar accounts. Although Retirement Plans with omnibus accounts held on the books of the funds are not subject to minimum initial investment requirements, certain investment minimums may be imposed by a financial intermediary. LMIS may impose certain additional requirements. Please contact your Financial Adviser for more information.

Class I

For questions regarding your eligibility to invest in Class I shares, call 1-888-425-6432 or contact your financial intermediary. You may be required to provide appropriate documentation confirming your eligibility to invest in that share class.

The following classes of investors may purchase Class I shares:

•

Institutional investors who make an initial investment of at least $1 million in a fund. Generally, institutional investors are corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, pension and profit-sharing plans, and similar entities

•

Investors who invest in the fund through financial intermediaries that offer their clients Class I shares through investment programs (such as (i) fee-based advisory or brokerage account programs, (ii) Retirement Plans, or (iii) college savings vehicles such as 529 plans) authorized by LMIS

•

The following persons are eligible to purchase Class I shares of a fund: 1) current employees of the funds’ manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50

26	Legg Mason Manager Select Funds

Key features of Class I

The following table highlights key features of Class I. You should review the fee table and example in the “Fees and Expenses of the Funds” section carefully before investing. Please contact your Financial Adviser regarding the availability of the funds.

Class	Key Features	Initial Sales Charge	Contingent Deferred Sales Charge	Annual Distribution and/ or Service Fees
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors and eligible Retirement Plans	None	None	None

Legg Mason Manager Select Funds	27

How to invest

Purchasing Class I shares

To obtain an application, please call 1-888-425-6432.

If you invest through a Financial Adviser, note that you may purchase shares only in accordance with the instructions and limitations of your Financial Adviser’s program. Your Financial Adviser may have different minimum investment requirements for investments in Class I shares than the minimum investment requirements described in this Prospectus.

Purchasing additional shares

Once your account is open, you may use the following methods to purchase additional shares of the funds.

Through Your Financial Adviser	Your Financial Adviser can purchase shares of the fund on your behalf and provide information on other methods available to you for purchasing additional shares. Investments made through your Financial Adviser may be subject to transaction fees or other purchase conditions as set by your Financial Adviser. You should consult your Financial Adviser’s program literature for further information.
Directly With The Funds Mail

Mail your check, payable to Legg Mason Funds, to the following address with either an Additional Purchase Form or a note indicating the fund and share class you want to buy and your account number:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

Wire Transfers

Wire federal funds to State Street Bank and Trust Company, the fund’s custodian. Before wiring federal funds, you must first telephone the funds at 1-888-425-6432 to receive instructions for wire transfer. Please note that the following information will be required when calling: shareholder name; name of the person authorizing the transaction; account number; name of the fund and class of shares to be purchased; amount being wired; and name of the wiring bank.

The wire should state that the funds are for the purchase of shares of a specific fund and share class and include the account name and number.

Contributions of Eligible Securities

Shares may be purchased and paid for by the contribution of eligible portfolio securities, subject in each case to approval by the adviser. Approval will depend on, among other things, the nature and quality of the securities offered and the current needs of the fund. Investors who wish to purchase fund shares through the contribution of securities should contact the funds at 1-888-425-6432 for instructions.

Investors should realize that at the time of contribution they may recognize a gain or loss for tax purposes on securities contributed. The adviser, on behalf of a fund, has full discretion to accept or reject any securities offered as payment for shares. Securities will not be accepted in payment of fund shares from persons who are affiliated with the fund’s adviser or the fund.

Securities offered in payment for shares will be valued in the same way and at the same time the fund values its portfolio securities for the purpose of determining net asset value. (See “Calculation of Net Asset Value” below.)

Additional information about purchases

The funds must receive your purchase order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be invested and name of the fund) before the close of regular trading on the New York Stock Exchange (“Exchange”), normally 4:00 p.m. (Eastern time), to receive that day’s price. Orders received after the close of the Exchange will be processed at the fund’s net asset value as of the close of the Exchange on the next day the Exchange is open. Orders received by your Financial Adviser before the close of regular trading on the Exchange, will be processed at

28	Legg Mason Manager Select Funds

the net asset value determined on the day the order was received by the Financial Adviser. Certain Financial Advisers may have agreements to purchase shares of the funds with payment generally to follow the next business day, but no later than three business days after the order is placed. If payment is not received by that time, your order is subject to cancellation and you and the Financial Adviser could be held liable for resulting fees or losses. If you invest in a fund through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the funds in a timely manner. If you purchase shares directly from a fund, your payment must accompany your order.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any loss to the fund. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

When you purchase shares directly from a fund and have not identified a broker/dealer that has an agreement to distribute the fund, your order will be placed through LMIS, the funds’ distributor, which will provide shareholder services to you and will receive any distribution and service (12b-1) fees paid by the class of shares which you own. For more information regarding 12b-1 fees see “Distribution Plan” above.

Any shares purchased or received as a distribution will be credited directly to the investor’s account.

The funds may be available for purchase by Retirement Plans or savings plans, including 401(k) plans, 457 plans and 403(b) plans. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a fund as an investment option. Participants in a Retirement Plan or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions.

For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through Retirement Plans should be aware that the plan administrator may aggregate purchase and redemption orders of participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the fund for execution.

The funds may not be available for sale in certain states. Prospective investors should inquire as to whether a particular fund is available for sale in their state of residence.

Account registration changes:

Changes in registration or certain account options for accounts held directly with the funds must be made in writing. Medallion signature guarantees may be required. (See “ACCOUNT POLICIES – Medallion Signature Guarantee” below.) All correspondence must include the account number and must be sent to:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Legg Mason Manager Select Funds	29

How to redeem your shares

You can redeem your shares through any of the following methods.

Through Your Financial Adviser

Your Financial Adviser can redeem shares of a fund on your behalf. Redemptions made through your Financial Adviser may be subject to transaction fees or other conditions as set by your Financial Adviser. You should consult your Financial Adviser’s program literature for further information.

Directly With The Funds

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians. Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). Wire transfers may be subject to a service charge by your bank. For wire transfers, be sure that the funds have your bank account information on file.

All requests for redemption should indicate: 1) the number of shares or dollar amount to be redeemed and the investor’s account number; 2) the investor’s name and the names of any co-owners of the account, using exactly the same name or names used in establishing the account; 3) proof of authorization to request redemption on behalf of any co-owner of the account (please contact the funds for further details); and 4) the name, address and account number to which the redemption payment should be sent.

Payment of redemption proceeds normally will be made by wire one business day after receipt of a redemption request in good order. Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemption requests may require a Medallion signature guarantee. (See “ACCOUNT POLICIES – Medallion Signature Guarantee.”)

Mail

Send a letter to the funds requesting redemption of your shares to:

Legg Mason Funds

P.O. Box 55214

Boston, MA 02205-8504

The letter should be signed by each owner of the account exactly as the account is registered.

Fax	Fax a request for redemption to the funds at 1-816-218-0462.

Additional information about redemptions:

A fund must receive your redemption order in good order (meaning that it is complete and contains all necessary information; for example, number of shares or dollar amount to be redeemed and name of the fund) before the close of regular trading on the Exchange, normally 4:00 p.m. (Eastern time), to receive that day’s price. However, orders received by your Financial Adviser by the close of regular trading on the Exchange, will be effected at the net asset value determined on the day the order was received by your Financial Adviser. If you hold your shares through a Financial Adviser, it is your Financial Adviser’s responsibility to transmit your order to the fund in a timely manner.

The funds’ service providers will follow reasonable procedures to ensure the validity of any telephone, electronic or other redemption request, such as requesting identifying information from users or employing identification numbers. The funds and their service providers will not be responsible for any account losses due to fraudulent telephone, electronic or other orders that they reasonably believe to be genuine.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive and may receive securities that are difficult to sell.

30	Legg Mason Manager Select Funds

Account policies

Calculation of net asset value:

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

Each fund calculates its net asset value every day the Exchange is open. Each fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the Exchange, normally at 4:00 p.m. (Eastern time). If the Exchange closes at another time, each fund will calculate its net asset value as of the actual closing time. The Exchange is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your financial intermediary or the fund before the Exchange closes on that day. If the Exchange closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the financial intermediaries to transmit all orders to buy, exchange or redeem shares to the funds on a timely basis.

Valuation of each fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations of securities traded on foreign markets will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 2:00 p.m. (Eastern time). Each fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the Exchange. Foreign markets are open for trading on weekends and other days when the funds do not price their shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more brokers/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount as determined by the manager in good faith, that a fund might reasonably expect to receive upon a current sale of the security. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies

Legg Mason Manager Select Funds	31

Account policies cont’d

may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when a fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Medallion signature guarantee:

When a Medallion signature guarantee is called for, the shareholder should have a Medallion signature guarantee stamped under his or her signature. The following institutions can typically provide you with a Medallion signature guarantee: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an “Eligible Guarantor Institution”). Each fund and its agents reserve the right to reject any Medallion signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject Medallion signature guarantees from Eligible Guarantor Institutions. Either fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

A Medallion signature guarantee may be required for the following situations:

•	remitting redemption proceeds to any person, address or bank account not on record;

•	making changes to the account registration after the account has been opened; and

•	transferring shares to an account in another Legg Mason Fund with a different account registration

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with LMIS or its affiliates.

For each fund, if at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your fund or your Financial Adviser, as applicable. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The funds will not accept cash, money orders, traveler’s checks, or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to:

•	suspend the offering of shares permanently or for a period of time;

•	change its minimum investment amounts;

32	Legg Mason Manager Select Funds

•

redeem shares if information provided in the application should prove to be incorrect in any manner judged by the fund to be material (i.e., in a manner such as to render the shareholder ineligible to purchase shares of that class);

•	waive the minimum investable assets requirement or the minimum initial investment for certain investors; and

•

delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC or the Investment Company Act of 1940, as amended

Frequent trading of fund shares:

Frequent trading in a fund’s shares increases the fund’s administrative costs associated with processing shareholder transactions. In addition, frequent trading may potentially interfere with the efficient management of a fund’s portfolio and increase the fund’s costs associated with trading the fund’s portfolio securities. Under certain circumstances, frequent trading may also dilute the returns earned on shares held by a fund’s other shareholders. The funds therefore discourage frequent purchases and redemptions by shareholders.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, the Board has determined that the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets.

Under the funds’ frequent trading policy, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a fund detects a pattern of excessive trading. The policy provides that a fund will use its best efforts to restrict a shareholder’s trading privileges in the Legg Mason Funds if that shareholder has engaged in three or more “Round Trips” (defined below) during any rolling 12-month period. However, each fund has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the fund. In making such a determination, the fund will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular fund in which the trading has occurred. Additionally, each fund has the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions a fund may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in the fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the fund.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Sales of fund shares pursuant to the Systematic Withdrawal Plan are not considered in determining Round Trips.

With respect to accounts where shareholder transactions are processed or records are kept by third-party intermediaries, the funds use reasonable efforts to monitor such accounts to detect suspicious trading patterns. For any such account that is so identified, a fund will make such further inquiries and take such other actions as shall be considered necessary or appropriate to enforce the funds’ frequent trading policy against the shareholder(s) trading through such account and, if necessary, the third-party intermediary (retirement plan administrators, securities brokers/dealers and mutual fund marketplaces) maintaining such account. Each fund may accept undertakings from intermediaries to enforce frequent trading policies on behalf of the fund that provide a substantially similar level of protection against excessive trading. Shareholders who own shares of a fund through financial intermediaries should examine any disclosures provided by the intermediaries to determine what restrictions apply to the shareholders.

Although each fund will monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Legg Mason Manager Select Funds	33

Services for investors

If you hold shares through a Financial Adviser, you may acquire shares of another fund distributed by LMIS by an exchange only if your Financial Adviser has an agreement with LMIS with respect to the class of shares of the fund distributed by LMIS that you seek to acquire.

Below is a description of services provided to shareholders who own shares directly with a fund. You should contact your Financial Adviser to determine if it offers similar services to those listed below.

Confirmations and account statements:

You will receive a confirmation from the appropriate fund after each transaction (except a reinvestment of dividends or capital gain distributions and withdrawals made through the Systematic Withdrawal Plan). Shareholders will receive periodic account statements.

To assist you in the management of your account you may direct the funds’ transfer agent to send copies of your confirmations and/or periodic statements to another party whom you designate, at no charge.

Systematic withdrawal plan:

Certain Class I shareholders with an initial net asset value of $1,000,000 or more may be eligible to make systematic withdrawals from a fund. These shareholders should contact Legg Mason Investor Services – Institutional at 1-888-425-6432 to determine their account’s eligibility. Ordinarily, you should not purchase additional shares of a fund when you are a participant in the plan, because there may be tax disadvantages associated with such purchases and withdrawals.

Exchange privilege:

You may exchange shares of a fund for the same class of shares of other funds distributed by LMIS except as otherwise described below.

Important Information About Exchanges. In each case, the fund and class into which you are exchanging must be eligible for sale in your state of residence. Be sure to read the current prospectus for the fund into which you are exchanging.

There is currently no fee for exchanges. Remember that an exchange is normally a taxable transaction unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Each fund reserves the right to terminate or modify the exchange privilege after at least 60 days’ prior written notice to shareholders.

Mailing of shareholder communications:

If two or more members of your household are shareholders in any fund distributed by LMIS, you may elect to have all account communications for those funds combined in one convenient mailing by contacting the funds according to the instructions below. If you have previously elected to have your account communications combined, but wish to discontinue this service, please contact the funds per the instructions below.

Class I Shareholders	Call 1-888-425-6432 or write to Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504.

34	Legg Mason Manager Select Funds

Dividends, distributions and taxes

Dividends and distributions

Each fund generally pays income dividends and makes capital gain distributions, if any, once a year, typically in December. A fund may make and pay additional distributions and dividends at other times if necessary for the fund to avoid a federal income or excise tax.

Contact your Financial Adviser to discuss what options are available to you for receiving your dividends and other distributions.

If you own shares directly with a fund, the following conditions apply:

•	your dividends and other distributions will be automatically reinvested in the distributing class of shares of the fund unless you elect to receive dividends and/or other distributions in cash

•	to change your election, you must notify the fund at least ten days before the next distribution is to be paid

•

if the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

Fund dividends and other distributions are taxable to investors (other than Retirement Plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of a fund. Dividends from a fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) are taxable as ordinary income, except that the part of the dividends that is “qualified dividend income” (i.e., dividends on stock of most U.S. corporations and certain foreign corporations with respect to which a fund satisfies certain holding period and other restrictions), if any, is subject to a maximum federal income tax rate of 15% (through December 31, 2010) for individual shareholders who satisfy those restrictions with respect to their fund shares on which the dividends are paid. Distributions of a fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain (also at a maximum 15% rate for individual shareholders through December 31, 2010), regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each calendar year detailing the tax status of your distributions.

The redemption or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares. Any capital gain an individual shareholder recognizes on a redemption or exchange through 2010 of his or her fund shares that have been held for more than one year will generally qualify for a 15% maximum federal income tax rate.

A fund’s dividend and interest income on, and gains it realizes from disposition of, foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions.

As required by law, each fund will withhold 28% of all dividends, capital gain distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all dividends and capital gain distributions otherwise payable to those shareholders who are otherwise subject to backup withholding.

Legg Mason Manager Select Funds	35

Portfolio holdings disclosure policy

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. Each fund’s complete portfolio holdings are available at www.leggmason.com/individualinvestors/documents/shareholder_information/ on a quarterly basis approximately 25 calendar days following the quarter-end, and partial information concerning the funds’ portfolio holdings (such as top ten holdings) is available on the Legg Mason Funds’ website, in fact sheets and other formats, approximately 11 business days following each quarter-end. Such information will remain available until the next quarter’s holdings are posted.

36	Legg Mason Manager Select Funds

Financial highlights

Class I shares of the funds have not yet commenced operations as of the date of this Prospectus, and therefore have no financial highlights to report.

Legg Mason Manager Select Funds	37

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus]

Legg Mason Managers Select Funds

The following additional information about the funds is available upon request and without charge:

Statement of Additional Information (SAI) — The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about the fund and its policies. The SAI is available free of charge at the funds’ website listed below.

Annual and Semi-Annual Reports — Additional information about the funds’ investments is available in the funds’ annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. These reports are available free of charge at the funds’ website listed below.

To request the SAI or any reports to shareholders, or to obtain more information:

Class I Shareholders

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

1-888-425-6432

http:// www.leggmason.com/individualinvestors

Information about the funds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds is available on the EDGAR database on the SEC’s Internet site at www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act

File Number: 811-22338

LMFX012001ST 12/09